SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                 ---------------


                                  DWS GNMA Fund
                        DWS Inflation Protected Plus Fund
                    DWS Strategic Government Securities Fund

Effective March 4, 2010, Matthew F. MacDonald will no longer serve as a portfolio manager of the above-listed funds. All references to Mr. MacDonald are hereby deleted.


The following person is added to the portfolio management team, as reflected in the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of each fund's summary prospectus.

Ohn Choe, CFA. Associate of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2010.











               Please Retain This Supplement for Future Reference

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

March 4, 2010
SUM-3600